                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  September 27, 2004

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)        $0.00
                                       --------------------
                                  (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)    $204,331.02              2.3362500%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $0.0000059         , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.1100000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:             Not Applicable
                                                      --------------------

(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:     (1)      $0.00
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $ -
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $313,507,413.22
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:               $335,555.26
                                                                                    --------------------
            (2)   $9.6981289           , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $0.00
                                  --------------------
                                 ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:          $0.00
                                  --------------------
                                 ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                      (  $0.0867052         , per $1,000 original principal amount of the Certificates)
                        --------------------


(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $385.29
                                                                                                   ---------------

       (b)  Delinquent Contracts                          # Disb.     %               $ Amount           %
                                                         -------      -               --------           -
            30-60 Days Delinquent                          514       1.82%           $ 6,661,825       2.36%
            61-90 Days Delinquent                          291       1.03%           $ 3,668,180       1.30%
            91-120 Days Delinquent                         132       0.47%           $ 1,881,685       0.67%
            More than 120 Days Delinquent                  326       1.16%           $ 4,979,533       1.76%
            Claims Filed Awaiting Payment                   94       0.33%           $   401,677       0.14%
                                                         -----       ----            ------------      ----
               TOTAL                                     1,357       4.82%           $17,592,900       6.23%

(viii) Amount in the Reserve Account:            $1,297,500.00
                                                 --------------------


(ix)   (a)  Cumulative TERI Claims Ration as of Distribution Date    9.05%
                                                                   ----------
       (b)  TERI Trigger Event has not occurred.


                                   Page 6 of 8